                                                      Exhibit No. EX-99.23(j)(1)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to the  reference  to us  under  the  heading  "Independent
Registered Public  Accounting Firm" in this Registration  Statement on Form N-1A of Quaker Investment Trust.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 20, 2006